                             LETTER OF TRANSMITTAL

  TO ACCOMPANY CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF COMMON STOCK OF BELL SPORTS CORP.

  DO NOT SEND STOCK CERTIFICATES TO HB ACQUISITION CORPORATION OR BELL SPORTS
                                     CORP.

                   DESCRIPTION OF CERTIFICATE(S) SURRENDERED
-------------------------------------------------------------------------------
  NAME(S) AND
ADDRESS(ES) OF
RECORD HOLDER(S)                                          NUMBER OF SHARES
(AS APPEARS ON                             CERTIFICATE     REPRESENTED BY
CERTIFICATE(S))                             NUMBER(S)      CERTIFICATE(S)
-------------------------------------------------------------------------
                                            -----------------------------
                                            -----------------------------
                                            -----------------------------
                                            -----------------------------
                                            -----------------------------
                                             TOTAL SHARES:
                                            -----------------------------

  NOTE: MAKE ANY CORRECTION OR PERMANENT CHANGES TO YOUR ADDRESS ON THE ABOVE
                                    LABEL.

[_] CHECK HERE IF YOU CANNOT LOCATE YOUR BELL SPORTS CERTIFICATE(S) AND REQUIRE
    ASSISTANCE IN REPLACING THEM. UPON RECEIPT OF THE NOTIFICATION ON THIS LETTER OF TRANSMITTAL, THE PAYING AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

To: HARRIS TRUST COMPANY OF NEW YORK, PAYING AGENT

         By Mail:                 By Hand:            By Overnight Courier:

   Wall Street Station          Wall Street Plaza         Wall Street Plaza
      P.O. Box 1010        88 Pine Street--19th Floor    88 Pine Street--19th
 New York, NY 10268-1010       New York, NY 10005               Floor
                                                          New York, NY 10005

  If you have any questions regarding this Letter of Transmittal, please call the Paying Agent at 212-701-7624.


       SPECIAL INSTRUCTION 1                      SPECIAL INSTRUCTION 2


   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
  (SEE GENERAL INSTRUCTIONS 4 AND 7)        (SEE GENERAL INSTRUCTIONS 4 AND 7)


  To be completed ONLY if the                To be completed ONLY if the
 check is to be issued in the               check is to be mailed to a name
 name of someone other than the             or address OTHER than that of
 undersigned.                               the party to which it is to be
                                            issued.


 Issue check to:
                                            Deliver check to:

 Name ____________________________          Name_____________________________
          (PLEASE PRINT)                             (PLEASE PRINT)
 Address _________________________          Address _________________________
 _________________________________          _________________________________
            (ZIP CODE)                                 (ZIP CODE)
 _________________________________
   (TAX IDENTIFICATION OR SOCIAL
         SECURITY NUMBER)

             PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS

  Ladies and Gentlemen:

  The undersigned hereby surrenders to Harris Trust Company of New York, as Paying Agent (the "Paying Agent"), the above-described certificate(s) (the "Bell Sports Certificates") formerly representing shares of the Common Stock, $.01 par value per share ("Bell Sports Common Stock"), of Bell Sports Corp. ("Bell Sports"). The Bell Sports Certificates are being surrendered in connection with the merger (the "Merger") of HB Acquisition Corporation ("Newco") with and into Bell Sports pursuant to an Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 as amended (as so amended, the "Agreement") by and between Bell Sports and Newco. Pursuant to the Merger, each share of Bell Sports Common Stock issued and outstanding immediately prior to the Effective Date of the Merger (as defined in the Agreement) was converted into the right to receive $10.25 (the "Merger Consideration"). Delivery of the enclosed Bell Sports Certificates shall be effected, and risk of loss with respect to such Bell Sports Certificates shall pass, only upon delivery of such Bell Sports Certificates to the Paying Agent.

  The undersigned hereby represents and warrants that the undersigned has full authority to surrender the Bell Sports Certificates and that the shares represented thereby are free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by Bell Sports or, if Bell Sports has so delegated its power, by the Paying Agent, in connection with the surrender of the Bell Sports Certificates, provided that such additional documents relate solely to title to the Bell Sports Certificates surrendered and contain no assumption of any liabilities other than relating to title to said Bell Sports Certificates. All authority conferred or agreed to be conferred by this Letter of Transmittal shall be binding upon the undersigned and the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned understands that surrender of the Bell Sports Certificates is not made in acceptable form until receipt by the Paying Agent of this Letter of Transmittal duly completed and signed, together with all accompanying evidences of authority in form satisfactory to Bell Sports or, if Bell Sports has so delegated its power, to the Paying Agent. All questions as to validity, form and eligibility of any surrender of certificates hereunder will be determined by Bell Sports or, if Bell Sports has so delegated its power, by the Paying Agent, and such determination shall be final and binding on all parties.

  The undersigned hereby requests the Paying Agent, upon the surrender herewith of Bell Sports Certificates, to deliver the Merger Consideration to which the undersigned is entitled under the Agreement upon such surrender, in the form of a check in an amount determined by multiplying $10.25 by the number of shares of Bell Sports Common Stock submitted herewith. Unless otherwise indicated under Special Payment Instructions, please issue the check in the name of the undersigned. Unless otherwise indicated under Special Delivery Instructions, please mail the check to the person to whom it is issued at the address shown above, or if the Special Payment Instructions are completed, at the address there indicated.

                                   IMPORTANT

                         STOCKHOLDER(S) MUST SIGN HERE

  This Letter of Transmittal must be signed below by the record stockholder(s) of the Bell Sports Certificates transmitted herewith exactly as the name(s) of such record stockholder(s) appear(s) on such Bell Sports Certificates or by person(s) authorized to become record holder(s) by certificates and documents transmitted herewith. BELL SPORTS CERTIFICATES SHOULD NOT BE ENDORSED ON THE BACK EXCEPT IN ACCORDANCE WITH GENERAL INSTRUCTION 4. Each joint owner must sign and if one or more owners are deceased, the other(s) must sign and enclose the death certificate. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and submit herewith evidence of authority to sign. See General Instruction 3. The signature(s) of the undersigned below indicates the undersigned's consent to the terms and instructions set forth in this Letter of Transmittal.

                              PLEASE SIGN BELOW:

            X ____________________________________________________
              AUTHORIZED SIGNATURE

            X ____________________________________________________
              AUTHORIZED SIGNATURE

            ______________________________________________________
            DATE

            ______________________________________________________
            NAME(S)                       (PLEASE PRINT)

            ______________________________________________________
            CAPACITY (SEE GENERAL INSTRUCTION 3)

            ______________________________________________________

            ______________________________________________________
            ADDRESS               (INCLUDING ZIP CODE)

            (   )                       (   )
            __________________________  _________________________
            Home Telephone Number       Daytime Telephone Number

         SIGNATURE GUARANTEE (SEE GENERAL INSTRUCTION 4, IF REQUIRED)

            Authorized Signature _________________________________

            Name of Firm _________________________________________

            Date _________________________________________________

                             GENERAL INSTRUCTIONS

  Set forth below are instructions for surrendering certificates formerly representing shares of Bell Sports Common Stock in exchange for the Merger Consideration.

  1. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal, completed and signed, must be used in connection with the delivery and surrender of the Bell Sports Certificates. Both the Bell Sports Certificates and a properly completed and signed Letter of Transmittal must be received by Harris Trust Company of New York, as the Paying Agent, in satisfactory form, to make an effective surrender of the Bell Sports Certificates. BELL SPORTS CERTIFICATES SHOULD NOT BE ENDORSED ON THE BACK EXCEPT IN ACCORDANCE WITH GENERAL INSTRUCTION 4. Delivery of the Bell Sports Certificates and other documents shall be effected, and the risk of loss and title to the Bell Sports Certificates and other documents shall pass, only upon proper delivery of the Bell Sports Certificates and such other documents to the Paying Agent. The method of delivery of the Bell Sports Certificates and other documents is at your sole discretion and risk. If such delivery is by mail, it is recommended that you use registered mail, return receipt requested and properly insured, to the Paying Agent at the address shown on the Letter of Transmittal. A mailing envelope addressed to the Paying Agent is enclosed for your convenience.

  2. Terms of Conversion of Shares. Each share of Bell Sports Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive $10.25.

  3. Signatures on Letter of Transmittal. If the Letter of Transmittal is signed by the record holder(s) of the Bell Sports Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Bell Sports Certificates, without any change whatsoever. If Bell Sports Certificates are surrendered by two or more joint owners, all such owners must sign the Letter of Transmittal exactly as their names are written on the face of the Bell Sports Certificates. If the Bell Sports Certificates being surrendered by you are registered in different names, you must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Bell Sports Certificates surrendered. In case of a signature by an attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should indicate such capacity when signing the Letter of Transmittal, and the Bell Sports Certificates delivered to the Paying Agent must be accompanied by evidence indicating such person's authority to sign, such as resolutions of the board of directors with respect to an officer of a corporation.

  4. Guarantee of Signatures. The Bell Sports Certificates should not be endorsed and signature guarantees on the Letters of Transmittal are unnecessary unless (a) a Bell Sports Certificate is registered in a name other than that of the person surrendering the Certificate or (b) the record holder surrendering the Bell Sports Certificate completes Special Instruction 1. In either such case, the signature on the Letter of Transmittal must be guaranteed by a commercial bank or trust company, a broker who is a member of a national securities exchange or a securities dealer who is a member of the National Association of Securities Dealers, Inc. Such guarantor should complete the information requested on the bottom of page [ 4 ] of the Letter of Transmittal.

  5. Stock Transfer Taxes. If payment for Bell Sports Common Stock is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the payment for such Bell Sports Common Stock if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

  6. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of Bell Sports Certificates hereunder will be determined by Bell Sports (which may delegate such power in whole or in part to the Paying Agent), and such determination shall be final and binding. Bell Sports reserves the right to waive any irregularities or defects in the surrender of any Bell Sports Certificates, and its interpretations of the terms and conditions of the Agreement, this Letter of Transmittal and these instructions with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities and defects have been cured or waived.

  7. Special Issuance and Delivery Instructions. Indicate in response to Special Instruction 1 or 2 the name and address to which the check for the Bell Sports Common Stock is to be issued and sent if different from the name and address of the person(s) signing the Letter of Transmittal.

  8. Additional Copies and Inquiries. Questions and requests for assistance or additional copies of the Letter of Transmittal or other documents may be directed to the Paying Agent at the address listed on page 1 of this Letter of Transmittal.

  9. Inadequate Space. If the space provided on the first page of this Letter of Transmittal is inadequate for describing all Bell Sports Certificates surrendered, the certificate numbers of the Bell Sports Certificates surrendered and the number of shares of Bell Sports Common Stock represented thereby should be listed on a separate signed schedule affixed hereto.

  10. Letter of Transmittal Required; Lost Certificate(s). You will not be paid any cash in exchange for your Bell Sports Certificates unless and until this Letter of Transmittal, properly completed and signed, is received by the Paying Agent, together with the Bell Sports Certificates and any required accompanying evidences of authority (as described in General Instruction 3). If the Bell Sports Certificates have been lost or destroyed, you should indicate such fact on the face of this Letter of Transmittal. In such event, the Paying Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Bell Sports Certificates. No interest will be paid on amounts due with respect to the Bell Sports Certificates.

  11. Form W-9. You are required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on the United States Department of the Treasury/Internal Revenue Service Form W-9 attached hereto. If you are an individual, the TIN is your social security number. If you are exempt from federal income tax withholding because you are an exempt payee, you must provide your correct TIN in Part I of Form W-9 and, in accordance with the Specific Instructions on page two of Form W-9, write "EXEMPT" in the block in
Part II and sign and date the Form. IF A PERSON IS INDICATED IN SPECIAL INSTRUCTION 1, THAT PERSON MUST SIGN THE FORM W-9. Failure to provide the information on the form may subject you to United States federal income tax withholding on the payment of any amounts due with respect to the Bell Sports Certificates and withholding of an appropriate amount for applicable state taxes. If you are not subject to withholding because you are a non-resident alien or a foreign entity, attach a completed Form W-8 ("Certificate of Foreign Status").

                           IMPORTANT TAX INFORMATION

  The summary provided below was as of a recent date and is subject to change without notice. Holders of Bell Sports Certificates are encouraged to consult with their own tax advisors for more detailed information.

General

  Under United States federal income tax law, each Bell Sports stockholder is required by law to provide the Paying Agent (as payer) with such stockholder's correct Taxpayer Identification Number (TIN) on Form W-9 or a substitute Form W-9. If such stockholder is an individual, the TIN is his or her social security number. If the Paying Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the United States Internal Revenue Service unless the failure to provide a correct TIN is due to reasonable cause and not willful neglect. In addition, payments that are made to such stockholder with respect to surrendered Bell Sports Certificates may be subject to backup withholding. If the stockholder makes a false statement with no reasonable basis that results in no imposition of backup withholding, the stockholder will be subject to a penalty of $500. If the stockholder willfully falsifies certifications or affirmations, criminal penalties, including fines and imprisonment, may be imposed.

  Exempt shareholders are not subject to these backup withholding and reporting requirements. In order for a foreign individual or entity to qualify as an exempt recipient, that stockholder must submit the Form W-9 provided herewith, signed under penalties of perjury, attesting to the individual's exempt status, as well as a completed Form W-8 ("Certificate of Foreign Status").

  If backup withholding applies, the Paying Agent is required to withhold 31% of any amount otherwise payable to the stockholder for federal income taxes and an appropriate amount for applicable state taxes. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Form W-9

  To prevent backup withholding on payments that are made to a stockholder pursuant to the Merger, the stockholder is required to notify the Paying Agent of his or her correct TIN by submitting a completed Form W-9. If a TIN is not provided to the Paying Agent, the Paying Agent is required to withhold 31% of all reportable payments for United States federal income taxes and an appropriate amount for applicable state taxes.


What Number to Give the Paying Agent

  The stockholder is required to give the Paying Agent the social security number or the employer identification number of the record holder of the Bell Sports Certificates surrendered herewith. If the Bell Sports Certificates are in more than one name or are not in the name of the record holder, consult the instructions on the Form W-9 for additional guidelines on which number to report. IF A PERSON IS INDICATED IN SPECIAL INSTRUCTION 1, THAT PERSON MUST SIGN THE FORM W-9.

Form W-9
(Rev. December 1996)          REQUEST FOR TAXPAYER                  GIVE THIS
Department of the Treasury    IDENTIFICATION NUMBER                FORM TO THE
Internal Revenue Service       AND CERTIFICATION                    REQUESTER.
                                                                   DO NOT SEND
                                                                     TO IRS.
--------------------------------------------------------------------------------
  Name (if a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page 2.)
 ------------------------------------------------------------------------------
  Business name, if different from above. (See SPECIFIC INSTRUCTIONS on page
  2.)
 ------------------------------------------------------------------------------
  Check appropriate box:  [_] Individual/Sole
  proprietor  [_] Corporation  [_] Partnership  [_] Other
                                              ................................
 ------------------------------------------------------------------------------
  Address (number, street, and apt. or suite no.)
 ------------------------------------------------------------------------------
  City, state, and ZIP code
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                     Requester's name and
PART I                                               address (optional)

    TAXPAYER IDENTIFICATION NUMBER (TIN)            ---------------------------
---------------------------------------------------- List account number(s)
                                                     here (optional)

Enter your TIN in the ap-
propriate box.  For indi-                           ---------------------------
viduals , this is your so-
cial security number                                 PART II
SSN). However, if you are      SOCIAL SECURITY NUMBER----
a resident alien OR a sole           -   -
proprietor, see the in-                OR
structions on page 2. For
other entities, it is your     EMPLOYER IDENTIFICATION NUMBER
employer identification            -
number (EIN). If you do
not have a number, see HOW                                 FOR PAYEES EXEMPT
TO GET A TIN ON PAGE 2.                                    FROM BACKUP
                                                           WITHHOLDING (See
                                                           the Instructions on
                                                           Page 2.)

NOTE: If the account is in                          ---------------------------
more than one name, see
the chart on page 2 for
guidelines on whose number
to enter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PART III
    CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND
2. I am not subject to backup withholding either because (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, (C) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS.--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
--------------------------------------------------------------------------------
SIGN HERE
    SIGNATURE                                      DATE
--------------------------------------------------------------------------------
PURPOSE OF FORM.--A person who is required to file an information return with IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:
1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are an exempt payee.
NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9. WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
 If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester, or
2. The IRS tells the requester that you furnished an incorrect TIN, or
3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or
5. You do not certify your TIN when required. See the Part III instructions on page 2 for details.
Certain payees and payments are exempt from backup withholding. See the Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES
FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to s $500 penalty.
CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
MISUSE OF TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS
NAME.--If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
Sole Proprietor.--You must enter your INDIVIDUAL name as shown on your social security card. You may enter your business, trade, or "doing business as" name on the BUSINESS NAME line.
Other Entities.--Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.
--------------------------------------------------------------------------------
                                Cat. No. 10231X            Form W-9 (Rev. 12-96)
                             PLEASE PRINT OR TYPE

PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN BELOW.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

NOTE: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN.--If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-
3676).

If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate instructions for the Requester of Form W-9.

If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III--CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:
             GIVE NAME AND SSN OF:
--------------------------------------------------------------------------------

 1. Individual         The individual

 2. Tow or             The actual
    more               owner of
    individuals        the
    (joint             account
    account)           or, if
                       combined
                       account
                       or, if
                       combined
                       funds, the
                       first
                       individual
                       on the
                       account/1/

 3. Custodian          The minor/2/
    account
    of a
    minor
    (Uniform
    Gift to
    Minors
    Act)

 4.a. The              The grantor-trustee/1/
      usual
      revocable
      savings
      trust
      (grantor
      is also
      trustee)

b. So-called           The actual owner/1/
   trust
   account
   that is
   not a
   legal or
   valid trust
   under state
   law

 5. Sole               The owner/3/
    proprietorship
--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:
             GIVE NAME AND SSN OF:
--------------------------------------------------------------------------------


 6. Sole               The owner/3/
    proprietorship


 7. A valid            Legal entity/4/
    trust,
    estate,
    or pension
    trust

 8. Corporate          The corporation

 9. Association        The organization
    club,
    religious,
    charitable,
    educational,
    or other
    tax-exempt
    organization

10. Partnership        The partnership

11. A broker or        The broker or nominee
    registered
    nominee

12. Account with       The public entity
    Department of
    Agriculture
    in the name
    of a public
    entity such
    as a state
    or local
    government,
    school
    district,
    or prison)
    that
    receives
    agricultural
    program
    payments.
-------------------------
/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
/2/ Circle the minor's name and furnish the minor's SSN
/3/ You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one). /4/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itslf is not designated in the account title.)
NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
--------------------------------------------------------------------------------
                                                           Form W-9 (Rev. 12-87)
   Published by Tax Management, Inc., a Subsidiary of The Bureau of National
                                 Affairs, Inc.
                                                                        W-9. 1